UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2011

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On February 28, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Emergent BioSolutions Inc. (the “Company”) awarded cash bonuses to the following executives in the following amounts:  R. Don Elsey, $177,060; Kyle W. Keese, $185,900; and Stephen Lockhart, $90,806.   The Committee also approved the following annualized base salaries and target bonus percentages for 2011 for the following executives, all effective as of January 1, 2011: Fuad El-Hibri, $669,394 and 75%; Daniel J. Abdun-Nabi, $466,710 and 55%; R. Don Elsey, $368,430 and 50%; Kyle W. Keese, $346,133 and 50%; and Stephen Lockhart, $279,989 and 40%.

Executive Equity Awards

On February 28, 2011, the Committee approved grants of options (“Options”) and restricted stock units (“RSUs”) to be made on the third full business day after the Company releases the results of its operations for fiscal year 2010 (the “Grant Date”) .  The options to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), will be granted to the following executives in a number of Options to be determined at the Grant Date based on the following respective cash values: Fuad El-Hibri, based on a value of $738,300; Daniel J. Abdun-Nabi, based on a value of $386,550; R. Don Elsey, based on a value of $135,400; Kyle W. Keese, based on a value of $195,000; and Stephen Lockhart, based on a value of $50,700.

The RSUs for shares of Common Stock will be granted to the following executives for a number of RSUs to be determined at the Grant Date based on the following respective cash values: Fuad El-Hibri, based on a value of $738,300; Daniel J. Abdun-Nabi, based on a value of $386,550; R. Don Elsey, based on a value of $135,400; Kyle W. Keese, based on a value of $195,000; and Stephen Lockhart, based on a value of $50,700.

The grants of each of the foregoing Options and RSUs were made in accordance with the provisions of the Company’s Amended and Restated 2006 Stock Incentive Plan (the “2006 Plan”).  The Options and RSUs will be issued in accordance with the terms and provisions of the 2006 Plan.  The exercise price of each Option shall be equal to the fair market value of the Common Stock on the Grant Date, and one-third of each Option will vest on the day immediately prior to each of the first, second and third anniversaries of the Grant Date, with an Option expiration date of the day immediately prior to the seventh anniversary of the Grant Date.  Each share of Common Stock underlying each RSU has a purchase price of $0.001 per share, which will be deemed satisfied by the recipient’s continued employment with the Company until the issue date of such Common Stock. Each grant of RSUs vests one-third on the day immediately prior to each of the first, second and third anniversaries of the Grant Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2011	EMERGENT BIOSOLUTIONS INC.
	By:	/s/R. Don Elsey R. Don Elsey Chief Financial Officer